                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY

                          DIGITAL COMMERCE CORPORATION

                             STOCKHOLDERS AGREEMENT


         This Agreement, dated as of March 13, 2000, is among Digital Commerce Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital III, L.P., a Delaware limited partnership, Highland Capital Partners V Limited Partnership, a Delaware limited partnership, and the other Investors listed in Schedule A (collectively, and together with their permitted successors and assigns, the "Investors"), the other holders of Preferred Stock listed on Schedule A hereto (collectively, together with their permitted successors and assigns and the Investors, the "Preferred Holders"), and the other stockholders of the Company listed from time to time in Schedule A. The parties agree as follows:

1. DEFINITIONS. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof and (d) the word "including" shall be construed as "including without limitation". Accounting terms used in this Agreement and not otherwise defined herein shall have the meanings provided in GAAP. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

     1.1. "Common Stock" means the Company's Common Stock, $0.01 par value.

     1.2. "Community Property" is defined in Section 6.12.

     1.3. "Company" is defined in the preamble.

     1.4. "Co-Sale Notice" is defined in Section 3.1.

     1.5. "Co-Sale Percentage" is defined in Section 3.2

     1.6. "Convertible Securities" shall mean any indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

     1.7. "Fair Market Value" shall mean the fair market value of the Common Stock or Preferred Stock, as applicable, on the trading day immediately preceding the event triggering the determination of Fair Market Value, determined as follows: (i) if such stock is listed or admitted to trade on a national securities exchange, the closing price of such stock on such national securities exchange, (ii) if such stock is not listed on a national securities exchange, then the closing price of such stock quoted on the National Market System of the National Association of Securities Dealers, Inc., (iii) if such stock is not listed to trade on the National Market System, the mean between the bid and asked price for such stock on any electronic quotation system, or


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(iv) if such stock is not listed or admitted to trade on a national securities exchange, the National Market System or any electronic quotation system, the Board of Directors of the Company shall establish the Fair Market Value of such stock.

     1.8. "Investor" is defined in the preamble.

     1.9. "Members of the Immediate Family", as applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust or family limited partnership created for the benefit of one or more of such persons.

     1.10. "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

     1.11. "Outside Offer" is defined in Section 2.1.1.

     1.12. "Person" means an individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization, business trust, limited liability company and any governmental department or agency or political subdivision.

     1.13. "Preferred Directors" is defined in Section 4.

     1.14. "Preferred Holders" is defined in the Preamble.

     1.15. "Preferred Stock" means the Company's Series B Redeemable Convertible Preferred Stock, par value $0.01 per share, Series C Redeemable Convertible Preferred Stock, par value $0.01 per share and Series D Redeemable Convertible Preferred Stock, par value $0.01 per share.

     1.16. "Proportionate Share" means, as of any date, a fraction, the numerator of which is the number of shares of Common Stock (assuming the conversion of all Convertible Securities held by such Stockholder) owned by the subject Stockholder and the denominator of which is the aggregate number of shares of all outstanding Common Stock (assuming the conversion of all outstanding Convertible Securities and the exercise of all outstanding Options).

     1.17. "Proposed Shares" has the meaning ascribed to it in Section 3.1(a).

     1.18. "Proposed Buyer" is defined in Section 3.

     1.19. "Proposed Sale" is defined in Section 3.1(a).

     1.20. "Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof, as from time to time in effect, among the Company and the Investors.

     1.21. "Required Holders" means those Investors who own at least a majority of the Series D Preferred Stock then outstanding (on an as converted basis).



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      1.22. "Selling Stockholder" means a Stockholder selling Shares under
Sections 2 or 3.

      1.23. "Shares" means all shares of any class of capital stock, including Options and Convertible Securities, of the Company owned by any Stockholder, and all shares of capital stock issued with respect to, in exchange for or upon conversion of any such shares, Options or Convertible Securities; provided, however, that (a) for purposes of the purchase rights contained in Section 2 and the co-sale rights contained in Section 3, Shares shall not include Options and
(b) once any such shares have been sold in a sale which complies with Sections 2.1, 2.2 or 2.3 they shall cease to be Shares.

      1.24. "Stockholders" means all stockholders and option holders of the Company listed from time to time as Stockholders in Schedule A and all other persons who become party to this Agreement pursuant to Section 2.3, and their permitted successors and assigns.

      1.25. "Transfer" means sell, assign, encumber, pledge, hypothecate, give away or dispose of or transfer in any other manner, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process, divorce decree, property settlement, bankruptcy or otherwise.


2. TRANSFER RESTRICTIONS AND PURCHASE RIGHTS.

      2.1. Transfers of Shares. Each Stockholder agrees that such Stockholder will not Transfer any Shares owned by such Stockholder or allow the power to vote Shares owned by such Stockholder to be exercised by anyone other than such Stockholder (except through ordinary proxies, revocable at the option of such Stockholder) except that such Stockholder may (a) Transfer Shares in the manner permitted by Sections 2.2 or 2.3 or (b) Transfer Shares pursuant to this Section 2 in compliance with the co-sale rights provisions in Section 3:

                  2.1.1. Outside Offer. A Selling Stockholder wishing to Transfer Shares shall prepare an offer (the "Outside Offer") that sets forth the number of Shares proposed to be sold, the minimum purchase price, the proposed method of sale and the proposed purchaser or type of purchaser.

                  2.1.2. Company Purchase Offer. The Selling Stockholder shall offer to sell all or any portion of the Shares described in the Outside Offer to the Company by delivering to the Company, with a copy to the other Stockholders, a copy of the Outside Offer and a written offer to sell to the Company all of such Shares on the terms contained in the Outside Offer. If the Company elects to purchase such Shares, it shall purchase such Shares in accordance with Section 2.4.

                  2.1.3. Other Stockholders Purchase Offer. If, within 10 days after receipt by the Company of the Outside Offer from the Selling Stockholder, the Company does not elect to purchase all of the Shares described in the Outside Offer, then the Selling Stockholder shall



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      offer to sell the Shares not chosen for purchase by the Company to the other Stockholders pro rata according to their Proportionate Shares by delivering to each such other Stockholder a written offer to sell to such other Stockholder such other Stockholder's Proportionate Share on the terms contained in the Outside Offer. If any other Stockholders elect to purchase Shares, they shall purchase such Shares in accordance with
      Section 2.4.

            2.1.4. Remaining Shares. If, within 10 days after receipt by the other Stockholders of the written offer described in Section 2.1.3 from the Selling Stockholder, the other Stockholders do not elect to purchase all Shares not chosen for purchase by the Company, then the Selling Stockholder may Transfer any remaining Shares in accordance with the terms of the Outside Offer during the 90-day period immediately following the 10- day notice period referred to above in Section 2.1.3, subject, however, to the co-sale rights provided in Section 3 in favor of each Stockholder who has notified the Selling Stockholder in writing within such 10-day notice period of its interest in exercising its co-sale rights with respect to any such sale. If such shares are not so purchased during such 90-day period, they shall again become subject to this Section 2.1.

      2.2. Transfers by Operation of Law or in Violation of Agreement. Subject to Section 2.3.1, if Shares owned by a Stockholder are subject to Transfer pursuant to any bankruptcy or insolvency law or proceeding, any divorce proceeding, any probate proceeding after the Stockholder's death or otherwise by operation of law or court order or decree, or if any Transfer of Shares is made or attempted contrary to this Agreement, or if an offer to sell Shares is not delivered to the Company and the other Stockholders as and when required by this Agreement, the Company and the other Stockholders shall have the right to purchase any or all of such Shares from such Stockholder, such Stockholder's legal representative or such Stockholder's transferees at any time before or after the Transfer, at (a) the Fair Market Value of such Shares in connection with any Transfer made or to be made pursuant to bankruptcy or insolvency law or proceeding, divorce proceeding, probate proceeding or otherwise by operation of law or court order or decree and (b) at the lesser of the Fair Market Value of such Shares or the price paid by the Transferee(s) in connection with any Transfer not made in compliance with the requirements of this Agreement.

      2.3. Certain Permitted Transfers. The following Transfers may be made without complying with the provisions of Section 2.1 or Section 3.

            2.3.1. Transfers to Immediate Family. Any Stockholder may transfer any of such Stockholder's Shares to Members of the Immediate Family of such Stockholder so long as (a) each transferee executes a counterpart of this Agreement agreeing to be bound as a Stockholder, and (b) Shares are not held by more than Members of the Immediate Family of such Stockholder.

            2.3.2. Public Offering. A Stockholder may sell any Shares in a public offering registered under the federal Securities Act of 1933, as amended, or in a transaction permitted by Rule 144 thereunder, whereupon such shares shall no longer be Shares.



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            2.3.3. Fund Investors. Any Stockholder that constitutes an investment fund may transfer Shares to its limited partners, members, stockholders or other investors so long as such transferee executes a counterpart of this Agreement as a Stockholder.

            2.3.4. Solomon Transfer. Adam Solomon may transfer any Shares to a limited liability company, limited partnership, corporation or other entity of which he has at least a majority of the voting and total equity interests.

            2.3.5. Corporations, etc. Any Stockholder that constitutes a corporation, limited liability company, limited partnership or similar entity may transfer Shares to its affiliates that control, or are under common control with, or that are controlled by, such Stockholder.

      2.4. Purchases of Stock.

            2.4.1. Election by Company and Stockholders. In the event of Outside Offers under Section 2.1 or in the event the Company has the right to purchase Shares under Section 2.2, the Company shall have the right to determine whether to purchase any or all of the Shares available for purchase by delivering written notice of the number of Shares to be purchased to the Selling Stockholder and the other Stockholders within 10 days after receipt of the Outside Offer by the Company or the date upon which the Company first has knowledge of its purchase right under Section
      2.2. If the Selling Stockholder is a director or has a representative serving as a director, such director shall not vote on the question of whether the Company should purchase such Selling Stockholder's Shares or any matter relating thereto, but for purposes of establishing a quorum such director shall attend any directors meetings at which such question or matter is considered. The other Stockholders may purchase any remaining Shares not purchased by the Company pro rata based on the respective Proportionate Shares of Stockholders wishing to purchase Shares, or as they may otherwise agree. In the event that one or more Stockholders do not elect to purchase all of the shares offered to such Stockholders pursuant to this Section 2, each Stockholder electing to purchase Shares pursuant to this Section 2 may purchase any remaining Shares offered under this Section 2 not purchased by the other Stockholders pro rata based on the respective Proportionate Shares of such Stockholders wishing to purchase additional Shares, or as they may otherwise agree.

            2.4.2. Closing on Stock Sales. The acceptance of any offer or exercise of any right to purchase hereunder shall be by notice given in accordance with Section 7.2 and shall specify a date of closing not earlier than 10 business days nor later than 15 business days after the delivery (or deemed delivery) of such notice. At the closing, the purchaser shall pay the purchase price by certified or bank check drawn on immediately available funds and payable to the order of the Selling Stockholder. Certificates for the Shares to be purchased, duly endorsed or accompanied by duly executed stock powers, in each case with signatures guaranteed, if reasonably requested by the purchaser, shall be delivered at the closing by the Selling Stockholder. In addition, the purchaser may reasonably request waivers of any tax



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      liens and evidence of good title and authority of any representative before tendering payment.

3. CO-SALE RESTRICTIONS. A Stockholder may sell any Shares in accordance with
Section 2.1 to a Person (the "Proposed Buyer") only if the Stockholders who notified the Selling Stockholder of their interest in exercising co-sale rights as contemplated by Section 2.1.4 are offered the chance to participate in such sale in the manner and on the terms set forth in this Section 3.

      3.1. Offer. An Outside Offer delivered pursuant to Section 2.1.3 will also be deemed to be a notice (the "Co-Sale Notice") to the recipient Stockholders of the opportunity to exercise their rights under this Section 3.

            (a) The complete terms of the proposed sale described in the Outside Offer (the "Proposed Sale"), including the number of Shares (the "Proposed Shares") proposed to be sold, will be effective with respect to both
      Section 2 and this Section 3; and

            (b) The Co-Sale Notice will be deemed to be an offer by the Selling Stockholder to include in the Proposed Sale to the Proposed Buyer, at the option of such Stockholders, that number of the Stockholders' Shares as is determined in accordance with Section 3.2, on the same terms and conditions as the Selling Stockholder shall sell the Shares to be sold by the Selling Stockholder.

      3.2. Time and Manner of Exercise. If any of the Stockholders desires to accept the offer contained in the Co-Sale Notice, such Stockholder shall notify the Selling Stockholder in writing within 10 days after receipt of the Co-Sale Notice. If none of the Stockholders has so accepted such offer in writing, they shall be deemed to have waived all of their rights with respect to the Proposed Sale, and the Selling Stockholder shall thereafter be free to sell the Shares specified in the Co-Sale Notice pursuant to the Proposed Sale. Any acceptance by any Stockholder of the offer contained in the Co-Sale Notice shall be irrevocable except as hereinafter provided. Each Stockholder who has elected to participate in such Proposed Sale shall be entitled to sell in the Proposed Sale, on the same terms and conditions as the Selling Stockholder, the Co-Sale Percentage of the aggregate number of Shares then held by it. The "Co-Sale Percentage" shall mean the fraction, expressed as a percentage, the numerator of which is the total number of Proposed Shares contained in the Co-Sale Notice that are not being purchased pursuant to Sections 2.1.2 or 2.1.3 and the denominator of which is aggregate number of Shares held by the Selling Stockholder immediately before delivery of the Co-Sale Notice; provided, however, that in the event one or more Stockholders do not elect to sell in the Proposed Sale, each Stockholder electing to sell in the Proposed Sale may include additional Shares in such Proposed Sale pro rata based on the respective Proportionate Shares of such Stockholders wishing to sell in such Proposed Sale, or as they may otherwise agree.

      3.3. Time and Manner of Closing. Each of the Stockholders participating in any Proposed Sale shall take such actions and execute such documents and instruments as shall be reasonably



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necessary in order to consummate the Proposed Sale expeditiously on the same terms as the Selling Stockholder. If at the end of 90 days following the date on which the Co-Sale Notice was given the Selling Stockholder has not completed the Proposed Sale in accordance with the terms hereof, the Stockholders shall be released from their obligations hereunder. All costs and expenses incurred by the Selling Stockholder in connection with any sale, including without limitation all attorneys' fees and disbursements and any finders' or brokerage fees or commissions, shall be allocated pro rata among the Selling Stockholder and the Stockholders according to the number of shares sold by each. The portion of such costs and expenses allocable to each Stockholder shall be remitted to the Selling Stockholder promptly after notice thereof demonstrating reasonable supporting calculations. At the closing of any sale under this Section 3.3, each Stockholder shall deliver certificates representing the Shares to be sold by it pursuant to this Section 3, duly endorsed for transfer and (if requested in writing by the Proposed Buyer) with signature guaranteed, and with any stock transfer tax stamps affixed, against delivery of the applicable purchase price. As a condition to the Transfer of Shares pursuant to this Section 3.3, the Proposed Buyer shall execute a joinder to this Agreement and any shares sold to the Proposed Buyer in accordance with this Section 3.3 shall continue to be subject to this Agreement.

4. VOTING AGREEMENT. Each party hereto agrees (a) to vote all Shares owned by such party to cause the Board of Directors of the Company to consist of seven directors and (b) to vote all shares of the Company's capital stock owned by such party, as the case may be, (i) to refrain from violating the rights of the Investors as set forth in the Purchase Agreement, the Investor Agreements, the Material Agreements (each as defined in the Purchase Agreement) and (ii) to elect as directors (A) so long as WPC holds at least 50% of the number of Shares held by it as of the date hereof, one person nominated by a majority of the WPC Holders (as defined in the Purchase Agreement) and reasonably acceptable to the Company; (B) so long as Highland holds at least 50% of the number of Shares held by it as of the date hereof, one person nominated by a majority of the Highland Holders (as defined in the Purchase Agreement) and reasonably acceptable to the Company (the persons serving a directors pursuant to clause (A) and (B) shall be referred to herein as the "Preferred Directors"); (C) four individuals nominated by a majority of the then-existing Board of Directors, other than the Preferred Directors; and (D) one individual who is not an officer or employee of the Company nominated by all of the then existing directors, including the Preferred Directors; provided, however, that the foregoing clause (b) shall not prevent any party from voting on any other matter that may properly be taken up by the stockholders of the Company, including the election of directors that are not the subject of this Agreement. In the event either WPC or Highland are no longer entitled to nominate a Preferred Director, such Preferred Director shall be nominated by the Required Holders.




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5. LEGEND. Each certificate evidencing Shares shall contain the following legend:

              THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 13, 2000, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

6. GENERAL.

      6.1. Remedies. The parties shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief. In the event any action or proceeding is brought in equity to enforce the same, neither the Company nor any party will urge, as a defense, that an adequate remedy at law exists.

      6.2. Notices. Any notice or other communication in connection with this Agreement or the Investor Securities shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at such address, whether by telecopy, overnight or two-day courier (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested or (c) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier:

      If to the Company, to it at 11180 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, telecopy: (703) 391-9589, telephone: (703) 391-6300, or at such other address as the Company shall have specified by notice actually received by the Principal Holders.

      If to the Investors, to the Investors' respective addresses set forth on Schedule A or B, or at such other address as the Investors shall have specified by notice actually received by the Company, in each case with a copy to WPC and Highland.

      If to any other Stockholder, to it at its address set forth in the securities registers of the Company.

      6.3. Amendments, Waiver and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, only by written agreement signed by (a) the Company, (b) the Required Holders so long as any shares of the Series D Preferred Stock are outstanding, and (c) Stockholders holding an aggregate of at least a majority of the Shares held by all Stockholders (assuming the exercise of all Options and conversion of all Convertible Securities held by such Stockholders) and if, in each such case, copies of such



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modification are delivered to any parties who did not execute the same;
provided, however, that any such modification adversely affecting the Stockholders in a manner distinct from the effect of such modification on the Investors shall require the written consent of the affected Stockholders holding a majority of the Shares of such affected Stockholders (assuming the exercise of all Options and conversion of all Convertible Securities held by the Investors).

      6.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Required Holders and the other Stockholders holding an aggregate of at least a majority of such other Shares (assuming the exercise of all Options and conversion of all Convertible Securities held by all Stockholders). The Stockholders may assign or transfer their rights under this Agreement to the extent permitted herein and by the other agreements between the respective parties and the Company.

      6.5. Termination. This Agreement shall terminate at the time immediately prior to the consummation of a Qualified Public Offering (as defined in the Certificate of Designation for the Preferred Stock).

      6.6. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

      6.7. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      6.8. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, whether written or oral.

      6.9. Joinder of Additional Parties. Future holders of the Company's capital stock (or of options, warrants, conversion rights or other rights to acquire such capital stock) may become party hereto as a Stockholder by executing a joinder hereto in a form reasonably satisfactory to the Company.

      6.10. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute the same instrument.

      6.11. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Delaware.



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      6.12. Joinder of Spouses. The Company shall require that the spouse of each Stockholder who is a natural person consent and agree to the terms of this Agreement by executing and delivering a Consent and Agreement of Spouse to Stockholders Agreement substantially in the form of Exhibit A. It is acknowledged that certain Stockholders and other individuals who may acquire Shares after the date hereof and are bound as Stockholders by the terms hereof may be married or may become married during the term of this Agreement and that their respective spouses may have an interest in any or all of the Shares held by such Stockholders to the extent such Shares constitute or become community property, or are or may be held in joint tenancy or as tenants by the entireties (collectively, "Community Property") by reason of their respective spouses' rights to acquire, manage, control or dispose of Community Property. If any married Stockholder is required to sell his or her Shares pursuant to the terms of this Agreement, the spouse of each Stockholder agrees, by executing the Consent and Agreement of Spouse to Stockholders Agreement, to cause any and all rights to and interest in such Shares that such spouse may then have (or claim to have) to be sold, in like manner and upon the same terms and conditions, as set forth in this Agreement.



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      The parties hereto have executed this Agreement under seal as of the date first above written.

                                        DIGITAL COMMERCE CORPORATION


                                        By /s/ Tony Bansal
                                          --------------------------------
                                          Title: President


                                        WESTON PRESIDIO CAPITAL III, L.P.

                                        By:       WESTON PRESIDIO CAPITAL
                                                  MANAGEMENT III, L.P.


                                        By /s/ Carlo A. von Schroeter
                                          --------------------------------
                                          Title:

                                        WESTON PRESIDIO ENTREPRENEUR FUND, L.P.

                                        By:      WESTON PRESIDIO CAPITAL
                                                 MANAGEMENT III, L.P.


                                        By /s/ Carlo A. von Schroeter
                                          --------------------------------
                                          Title:

                                        HIGHLAND CAPITAL PARTNERS V LIMITED
                                        PARTNERSHIP

                                        BY:      HIGHLAND MANAGEMENT PARTNERS V
                                                 LIMITED PARTNERSHIP, its
                                                 General Partner

                                        BY:      HIGHLAND MANAGEMENT PARTNERS V,
                                                 INC., its General Partner

                                                 By: /s/ Illegible
                                                    -------------------------
                                                      Authorized Officer




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

                                        HIGHLAND CAPITAL PARTNERS V-B LIMITED
                                        PARTNERSHIP

                                        By:      HIGHLAND MANAGEMENT PARTNERS V
                                                 LIMITED PARTNERSHIP, its
                                                 General Partner

                                        By:      HIGHLAND MANAGEMENT PARTNERS V,
                                                 INC., its General Partner

                                                 By: /s/ Illegible
                                                    -------------------------
                                                      Authorized Officer


                                        HIGHLAND ENTREPRENEURS' FUND V LIMITED
                                        PARTNERSHIP

                                        By:      HEF V LIMITED PARTNERSHIP, its
                                                 General Partner

                                        By:      HIGHLAND MANAGEMENT PARTNERS V,
                                                 INC., its General Partner

                                                 By: /s/ Illegible
                                                    -------------------------
                                                      Authorized Officer

                                        eSENTINEL VENTURE CAPITAL, L.L.C.

                                        By:  SENTINEL CAPITAL PARTNERS, L.P.,
                                             its member

                                        By:  SENTINEL PARTNERS, L.P., its
                                             general partner

                                        By:  SENTINEL PARTNERS, INC., its
                                             general partner


                                        By:  /s/ Illegible
                                             --------------------------------
                                             Name:
                                             Title:




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

                                        eSENTINEL VENTURE CAPITAL II, L.L.C.

                                        By:  SENTINEL CAPITAL PARTNERS II, L.P.,
                                             its member

                                        By:  SENTINEL PARTNERS II, L.P., its
                                             general partner

                                        By:  SENTINEL PARTNERS II, INC., its
                                             general partner


                                        By:  /s/ Illegible
                                             -----------------------------------
                                             Name:
                                             Title:


                                        FRANK E. RICHARDSON

                                        /s/ Frank E. Richardson
                                        ----------------------------------------


                                        MICHAEL J. MYERS

                                        /s/ Michael J. Myers
                                        ----------------------------------------




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

                                        SAP INVESTMENTS, INC.


                                        By   /s/ Kevin S. McKay
                                             -----------------------------------
                                             Name:  Kevin S. McKay
                                             Title: Chief Executive Officer


                                        ADAM SOLOMON

                                        /s/ Adam Solomon
                                        ----------------------------------------


                                        TONY BANSAL

                                        /s/ Tony Bansal
                                        -----------------------------------


                                        WILLIAM H. SEIPPEL

                                        /s/ William H. Seippel
                                        -----------------------------------


                                        ATOCHA, L.P.

                                        By:  /s/ Thomas Cirrito
                                             ------------------------------
                                             Thomas Cirrito, general partner

                                        THE ROMAN ARCH FUND L.P.


                                        By /s/ Robert Willard
                                           -------------------------------------
                                           Robert Willard, its E.V.P.




                                        THE ROMAN ARCH FUND II L.P.


                                        By /s/ Robert Willard
                                           -------------------------------------
                                           Robert Willard, its E.V.P.

                                        CHELSEY CAPITAL CORP.


                                        By /s/ Stuart Feldman
                                           ------------------------------------
                                                 Name:  Stuart Feldman
                                                 Title: President

                                       RRE VENTURES II L.P.



                                       By /s/ Andrew L. Zalasin
                                          --------------------------------------
                                          Andrew L. Zalasin, its General Partner




                                       RRE VENTURES FUND II L.P.



                                       By /s/ Andrew L. Zalasin
                                          --------------------------------------
                                          Andrew L. Zalasin, its General Partner

                       SCHEDULE A TO STOCKHOLDER AGREEMENT


                                             Number and Type of Shares
Stockholders and Address                        Held on Date Hereof
------------------------                     -------------------------


Weston Presidio Capital III, L.P.          2,448,907 shares of Series D Preferred Stock
One Federal Street
Boston, MA 02210
Telephone: (617) 988-2500
Telecopy:  (617) 988-2515

Weston Presidio Entrepreneur Fund, L.P.      121,902 shares of Series D Preferred Stock
One Federal Street
Boston, MA 02210
Telephone: (617) 988-2500
Telecopy:  (617) 988-2515

Highland Capital Partners V                1,814,991 shares of Series D Preferred Stock
Limited Partnership
Two International Place
Boston, MA 02110
Telephone: (617) 531-1500
Telecopy:  (617) 531-1550

Highland Capital Partners V-B                467,887 shares of Series D Preferred Stock
Limited Partnership
Two International Place
Boston, MA 02110
Telephone: (617) 531-1500
Telecopy:  (617) 531-1550

Highland Entrepreneurs' Fund V               287,931 shares of Series D Preferred Stock
Limited Partnership
Two International Place
Boston, MA 02110
Telephone: (617) 531-1500
Telecopy:  (617) 531-1550

eSentinel Venture Capital, L.L.C.             51,373 shares of Series D Preferred Stock
777 Third Avenue -- 32nd floor
New York, New York  10017
Telephone: (212) 688-3100
Telecopy:  (212) 688-6513

eSentinel Venture Capital II, L.L.C.         856,945 shares of Series D Preferred Stock
777 Third Avenue -- 32nd floor
New York, New York  10017
Telephone: (212) 688-3100
Telecopy:  (212) 688-6513

Michael J. Myers                              17,156 shares of Series D Preferred Stock
First Century Partners
29 Airpark Road
Princeton, New Jersey  08540
Telephone: (609) 683-8848
Telecopy:  (609) 683-8123

Frank E. Richardson                           17,156 shares of Series D Preferred Stock
F.E. Richardson & Co., Inc.
245 Park Avenue
New York, New York  10167
Telephone: (212) 490-9271
Telecopy:  (212) 490-0015

SAP Investments, Inc.                        856,937 shares of Series D Preferred Stock
300 Delaware Avenue, Suite 1704
Wilmington, DE 19801
Telephone: (610) 661-1811
Telecopy:  (610) 661-3260

Adam Solomon                                 514,162 shares of Series D Preferred Stock
Shaker Investments
237 Park Avenue - Suite 801
New York, New York  10017
Telephone: (212) 692-3662
Telecopy:  (212) 692-3609

The Roman Arch Fund L.P.                      64,270 shares of Series D Preferred Stock
One New York Plaza, 18th Floor
New York, NY 10021

The Roman Arch Fund II L.P.                   64,270 shares of Series D Preferred Stock
One New York Plaza, 18th Floor
New York, NY 10021

Chelsey Capital Corp.                         42,847 shares of Series D Preferred Stock
1370 Avenue of the Americas
26th Floor
New York, NY  10019
Telephone: (212) 586-6479
Telecopy: (212) 765-3112

RRE Ventures II L.P.                         434,182 shares of Series D Preferred Stock
126 East 56th Street
New York, NY  10022
Telephone: (212) 418-5105
Telecopy: (212) 758-8369

RRE Ventures Fund II L.P.                     79,980 shares of Series D Preferred Stock
126 East 56th Street
New York, NY  10022
Telephone: (212) 418-5105
Telecopy: (212) 758-8369

Tony Bansal                                       25,000 shares of common stock
Digital  Commerce Corporation                1,756,739 options
11180 Sunrise Valley Drive - Suite 400
Reston, Virginia 20191
Telephone: (703) 391-6300
Telecopy: (703) 391-9589

William H. Seippel                           1,573,427 shares of common stock
Digital  Commerce Corporation                    925,000 options
11180 Sunrise Valley Drive - Suite 400
Reston, Virginia 20191
Telephone: (703) 391-6300
Telecopy: (703) 391-9589

Atocha, L.P.                                 3,018,286 shares of common stock
7716 Carleton Place                               66,816 options
McLean, Virginia  22102                      5,463,764 shares of Series B Preferred Stock
                                             2,550,465 shares of Series C Preferred Stock

                                    EXHIBIT A

                          DIGITAL COMMERCE CORPORATION

                             STOCKHOLDERS AGREEMENT

                         CONSENT AND AGREEMENT OF SPOUSE
                            TO STOCKHOLDERS AGREEMENT


      The undersigned, __________________, the spouse of ________________ (the
"Stockholder"), hereby consents to and agrees to be bound by the provisions of
that certain Stockholders Agreement dated as of March   , 2000 among Digital
Commerce corporation, Weston Presidio Capital III, L.P., Highland Capital Partners V Limited Partnership and the other Investors listed on Schedule A to the Stockholders Agreement.




      ---------------------------
      Signature


      Dated:
             --------------------